UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 2005

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-3480                 41-0423660
  (State of Incorporation)       (Commission             (IRS Employer
                                 File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                             Bismarck, North Dakota
                                   58506-5650
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On April 29, 2005, MDU Resources Group, Inc. (the "Company") issued a press release regarding the pending acquisition of certain natural gas and oil properties by Fidelity Exploration & Production Company, its indirect wholly owned subsidiary. In that release, the Company also announced increases in guidance for long-term compound annual growth goals on earnings per share from operations.

     The press release which is incorporated by reference herein is attached as
Exhibit 99.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits

     99 Press Release issued April 29, 2005, regarding details on the pending production asset acquisition and increases in guidance for long-term compound annual growth goals on earnings per share from operations.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 29, 2005


                                           MDU RESOURCES GROUP, INC.

                                           By:/s/ Warren L. Robinson
                                              ---------------------------------
                                              Warren L. Robinson
                                              Executive Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                             Description of Exhibit
--------------                             ----------------------

     99 Press release issued April 29, 2005, regarding details on the pending production asset acquisition and increases in guidance for long-term compound annual growth goals on earnings per share from operations.